UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

303 East 17th Avenue, Suite 660, Denver, Colorado	80203
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On February 21, 2006, Metretek Technologies, Inc., a Delaware corporation (the “Company”), announced that it will be presenting on February 22, 2006 at the Roth Capital Partners 18th Annual OC Conference being held in Dana Point, California. This presentation, to be given by the executive officers of the Company including W. Phillip Marcum, the President and Chief Executive Officer of the Company, A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company, and Sidney Hinton, President and Chief Executive Officer of the Company’s PowerSecure, Inc. subsidiary, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including current operations, business initiatives and updated guidance on fiscal 2005 financial results. Messrs. Marcum, Gabbard and Hinton, as well as other executive officers of the Company, may also be giving this investment presentation from time to time, after the Roth Capital Partners New York Conference, to other investors, investment analysts and other members of the financial and investment community. A copy of this investment presentation is available on the Company’s website at www.metretek.com under “Investor Info”, and is also attached to this Report as Exhibit 99.1 and incorporated herein by this reference.
     A copy of the Company’s press release announcing the Company’s presentation at the Roth Capital Partners 18th Annual OC Conference, along with the Company’s updated guidance on fiscal 2005 financial results and the results of the previously announced warrant call is attached to this Report as Exhibit 99.2 and incorporated herein by this reference. In the press release, the Company also announced that, with respect to the two previously disclosed verbal orders for distributed generation projects for its PowerSecure, Inc. subsidiary that in the aggregate are expected to contribute in excess of $45 million to 2006 revenues, the master agreement that governs the vast majority of those orders has been signed.
     The presentation attached to this Report contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, cash flows and other future financial and non-financial items, performance or events; statements about current and proposed products, services, markets, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company’s ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the Company’s ability to attract, retain and motivate key personnel; the effects of competition in the Company’s current and anticipated markets; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company’s reports and filings with the Securities and Exchange Commission, including but not limited to the Company’s most recently filed Form 10-K and subsequently filed Form 10-Qs and 8-Ks. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this Report speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
     The information in this Report, including the exhibits attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1	Investment Presentation, dated February 22, 2006, of Metretek Technologies, Inc.

99.2	Press release of Metretek Technologies, Inc., issued February 21, 2006, announcing its presentation at the Roth Capital Partners 18th Annual OC Conference, updated guidance on fiscal 2005 financial results and results of warrant call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: February 21, 2006